EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Heavenly Hot Dogs, Inc. (the ACompany@) on Form 10-QSB for the period ended June 30, 2003 as filed with the  Securities and Exchange  Commission on the date hereof (the "Report"), I, Elwood Shepard, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

Date: August 12, 2003                                                    By: /s/ Elwood Shepard

                                                                                         Elwood Shepard

                                                                                         Chief Executive Officer

                                                                                         Chief Financial Officer